                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:      November 17, 2010

Issuer Name and Ticker or Trading       Crosstex Energy, L.P. [XTEX]
Symbol:

Designated Filer:                       GSO Crosstex Holdings LLC

Other                                   Joint Filers: Blackstone / GSO Capital
                                        Solutions Fund LP Blackstone / GSO
                                        Capital Solutions Associates LLC GSO
                                        Special Situations Fund LP GSO Capital
                                        Partners LP GSO Advisor Holdings L.L.C.
                                        GSO Holdings I LLC
                                        Blackstone Holdings I L.P.
                                        Blackstone Holdings I/II GP Inc.
                                        The Blackstone Group L.P.
                                        Blackstone Group Management L.L.C.
                                        Mr. Stephen A. Schwarzman
                                        Bennett J. Goodman
                                        J. Albert Smith III
                                        Douglas I. Ostrover

Addresses:                              The address of the principal business
                                        and principal office of each of GSO
                                        Crosstex Holdings LLC, Blackstone/GSO
                                        Capital Solutions Fund LP,
                                        Blackstone/GSO Capital Solutions
                                        Associates LLC, GSO Special Situations
                                        Fund LP, GSO Capital Partners LP, GSO
                                        Advisor Holdings L.L.C., GSO Holdings I
                                        LLC, Bennett J. Goodman, J. Albert
                                        Smith III and Douglas I. Ostrover is
                                        280 Park Avenue, New York, NY 10017.

                                        The address of the principal business
                                        and principal office of each of
                                        Blackstone Holdings I L.P., Blackstone
                                        Holdings I/II GP Inc., The Blackstone
                                        Group L.P., Blackstone Group Management
                                        L.L.C. and Mr. Stephen A. Schwarzman
                                        is c/o The Blackstone Group,
                                        345 Park Avenue, New York, NY 10154.

Signatures:
Dated: November 19, 2010                GSO Crosstex Holdings LLC

                                        By: /s/ Marisa Beeney
                                            ------------------------------------
                                        Name: Marisa Beeney
                                        Title: Authorized Person

                                        Blackstone / GSO Capital Solutions
                                        Fund LP

                                        By: /s/ Marisa Beeney
                                            ------------------------------------
                                        Name: Marisa Beeney
                                        Title: Authorized Person

                                        Blackstone / GSO Capital Solutions
                                        Associates LLC

                                        By: /s/ Marisa Beeney
                                            ------------------------------------
                                        Name: Marisa Beeney
                                        Title: Authorized Person

                                        GSO Special Situations Fund LP

                                        By: /s/ Marisa Beeney
                                            ------------------------------------
                                        Name: Marisa Beeney
                                        Title: Authorized Person

                                        GSO Capital Partners LP

                                        By: /s/ Marisa Beeney
                                            ------------------------------------
                                        Name: Marisa Beeney
                                        Title: Authorized Person

                                        GSO Advisor Holdings L.L.C.

                                        By: /s/ John G. Finley
                                            ------------------------------------
                                        Name: John G. Finley
                                        Title: Authorized Person

                                        GSO Holdings I LLC

                                        By: /s/ John G. Finley
                                            -----------------------------------
                                        Name: John G. Finley
                                        Title: Authorized Person

                                        Blackstone Holdings I L.P.

                                        By: /s/ John G. Finley
                                            ------------------------------------
                                        Name: John G. Finley
                                        Title: Authorized Person

                                        Blackstone Holdings I/II GP Inc.

                                        By: /s/ John G. Finley
                                            ------------------------------------
                                        Name: John G. Finley
                                        Title: Authorized Person

                                        The Blackstone Group L.P.

                                        By: /s/ John G. Finley
                                            ------------------------------------
                                        Name: John G. Finley
                                        Title: Authorized Person

                                        Blackstone Group Management L.L.C.

                                        By: /s/ John G. Finley
                                            ------------------------------------
                                        Name: John G. Finley
                                        Title: Authorized Person

                                        Mr. Stephen A. Schwarzman

                                        By: /s/ Stephen A. Schwarzman
                                            ------------------------------------
                                        Name: Stephen A. Schwarzman

                                        Bennett J. Goodman

                                        By: /s/ Marisa Beeney
                                            ------------------------------------
                                        Name: Marisa Beeney
                                        Title: Attorney-in-Fact

                                        J. Albert Smith III

                                        By: /s/ Marisa Beeney
                                            ------------------------------------
                                        Name: Marisa Beeney
                                        Title: Attorney-in-Fact

                                        Douglas I. Ostrover

                                        By: /s/ Marisa Beeney
                                            ------------------------------------
                                        Name: Marisa Beeney
                                        Title: Attorney-in-Fact